EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Annual Report (Form 10-K) of Donaldson Company, Inc. of our report dated September 9, 1994, included in the 1994 Annual Report to Shareholders of Donaldson Company, Inc.

         Our audit also included the financial statement schedules of Donaldson Company, Inc. listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

         We also consent to the incorporation by reference in the Registration Statement Number 33-27086 on Form S-8 dated February 17, 1989, Registration
Statement Number 2-90488 on Form S-8 dated May 2, 1984 as amended through Post Effective Amendment No. 1 dated January 7, 1988, and Registration Statement Number 33-44624 dated December 20, 1991 of our report dated September 9, 1994, with respect to the consolidated financial statements incorporated herein by reference and our report included in the preceding paragraph with respect to the financial statement schedules of Donaldson Company, Inc. included in this Annual Report on Form 10-K of Donaldson Company, Inc.


/s/ Ernst & Young LLP


Minneapolis, Minnesota
October 25, 1994



                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 2-90488) pertaining to the Donaldson Company, Inc. Employees' Retirement Savings Plan and in the related Prospectus of our report dated October 14, 1994, with respect to the financial statements and schedules of the Donaldson Company, Inc. Employees' Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended July 31, 1994.


/s/ Ernst & Young LLP


Minneapolis, Minnesota
October 24, 1994